UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Town Center Drive, Suite 200, Dearborn, MI	48126-2716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 336-3000

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On June 23, 2005, Amerigon Incorporated and Comerica Bank entered into Amendment No. 4 (the “Amendment”) to the Credit Agreement between them dated November 14, 2002, which had been previously amended on March 19, 2003, August 4, 2003 and December 29, 2003 (the “Credit Agreement”). A copy of the Amendment is attached to this Report as Exhibit 10.1. The Amendment extended the term of the Credit Agreement, which was to expire on July 1, 2005, to October 1, 2005.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1    Amendment No. 4 to Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/S/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer and Secretary

Date: June 27, 2005

Exhibit Index
10.1	Amendment No. 4 to Credit Agreement